EX-99.g.2.iv

AMENDMENT NO. 4 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

This AMENDMENT NO. 4 TO SECURITIES LENDING AUTHORIZATION AGREEMENT is made and effective as of the 17th day of December, 2015 (the “Effective Date”), by and between each investment company listed on Schedule 1 attached hereto (referred to herein, individually, as a “Client” and, collectively, as the “Clients”) on behalf of one or more of its series funds listed below such investment company on Schedule 1 attached hereto (referred to herein, individually, as a “Fund” and, collectively, as the “Funds”) and THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, N.A (the "Lending Agent").

WHEREAS, the Client and Mellon Bank, N.A., have entered into a certain Securities Lending Authorization Agreement dated as of July 20, 2007 with respect to certain lendable securities held by each Fund (as amended, modified or supplemented from time to time, the “Agreement”); and

WHEREAS, The Bank of New York Mellon has succeeded by operation of law to all right, title and interest of Mellon Bank, N.A., in, to and under the Agreement; and

WHEREAS, the Client and the Lending Agent desire to amend the Agreement in certain respects as hereinafter provided:

NOW, THEREFORE, the parties hereto, each intending to be legally bound, do hereby agree as follows:

1. From and after the Effective Date, the Agreement is hereby amended by deleting the first five paragraphs of Section 6(a) (entitled “Collateral Investment”), which had been added to the Agreement in Amendment No. 3 thereto, and substituting in lieu thereof the following:

6(a).  Collateral Investment. The Lending Agent is hereby authorized to invest and reinvest, on behalf of each Fund, any and all Cash Collateral (as defined below) in any Approved Investment as agreed upon by the Lending Agent and the Client and as set forth in Exhibit B hereto (“Approved Investments”).

For purposes hereof:

“Cash Collateral” shall mean, collectively,

(i) redemption proceeds of all units of the Delaware Investments Collateral Fund No. 1 (the “Delaware Investments Collective Fund”), a series of Delaware Investments Collateral Trust, held by the Lending Agent for the account of each Fund as of the Effective Date; and

(ii) cash Collateral (or additional cash Collateral) received by the Lending Agent from and after the Effective Date.

Notwithstanding any other provision hereof, it is acknowledged and agreed that units of the Delaware Investments Collective Fund held for the account of each Fund shall continue to constitute an Approved Investment pending the redemption of all of the Fund’s units in connection with the establishment of a separately managed cash collateral account for the Fund.

2.         From and after the Effective Date, the Agreement is hereby amended by deleting Exhibit B therefrom in its entirety and substituting in lieu thereof a new Exhibit B identical to that which is attached hereto as Attachment 1.

3.        Except as expressly amended hereby, all of the provisions of the Agreement shall continue in full force and effect; and are hereby ratified and confirmed in all respects. Upon the effectiveness of this Amendment, all references in the Agreement to “this Agreement” (and all indirect references such as “herein”, “hereby”, “hereunder” and “hereof”) shall be deemed to refer to the Agreement as amended by this Amendment.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

THE BANK OF NEW YORK MELLON

By:	/s/ David J. DiNardo
Title:	Managing Director, COO
BNY Mellon Securities Finance
Date:	December 17, 2015

DELAWARE GROUP ADVISER FUNDS, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP CASH RESERVE, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS I, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS II, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS IV, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS V, on
behalf of its Funds identified on Schedule 1
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DELAWARE GROUP FOUNDATION FUNDS,
on behalf of its Funds identified on Schedule 1

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP GOVERNMENT FUND, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP INCOME FUNDS, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP TAX-FREE FUND, on
behalf of its Funds identified on Schedule 1

DELAWARE POOLED TRUST, on
behalf of its Funds identified on Schedule 1

DELAWARE VIP TRUST, on
behalf of its Funds identified on Schedule 1

VOYAGEUR MUTUAL FUNDS III, on
behalf of its Funds identified on Schedule 1

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

DELAWARE ENHANCED GLOBAL DIVIDEND & INCOME FUND

By:	/s/ Richard Salus
Title:	Chief Financial Officer
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ATTACHMENT 1

to

AMENDMENT NO. 4 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

which Amendment is made and effective as of December ___, 2015, by and between THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, (the “Lending Agent”) and the Clients on behalf of their respective Funds.

EXHIBIT B

to

SECURITIES LENDING AUTHORIZATION AGREEMENT

dated July 20, 2007

by and between

THE BANK OF NEW YORK MELLON, as Lending Agent, and the Clients on behalf of their respective Funds. (as amended from time to time, the “Agreement”)

APPROVED INVESTMENTS

In accordance with Section 6 of the Agreement, Cash Collateral received by the Lending Agent on behalf of each Fund shall be held and maintained in a separately managed Cash Collateral account established and maintained by the Lending Agent for such Fund (the “Cash Collateral Account”), the assets of which shall be invested and reinvested in one or more of the Approved Investments as set forth below and issued by issuers who, at the time of purchase, are on the list provided to Lending Agent by the Clients and updated by the Clients from time to time in their sole discretion (the “Approved List”). Notwithstanding the foregoing sentence, direct obligations of the U.S. Treasury are approved for purchase at any time.

While each Fund’s Cash Collateral Account will be operated on a cost basis, there is no guarantee that there will not be differences from time to time between the cost and the underlying fair market value of the assets held in the Cash Collateral Account. The cost or book value of the investment assets held in a Cash Collateral Account and their fair market value may differ from time to time. This difference may constitute an investment loss. In accordance with Section 6 of the Agreement, if at any time an Affected Fund’s Cash Collateral Account is insufficient to satisfy the Affected Fund’s obligation to return the full amount of Cash Collateral owed to the Borrowers, the Affected Fund shall be solely responsible for such shortfall except to the extent that any such shortfall results from the negligence or bad faith of the Lending Agent.

All Approved Investment, Credit Quality, Concentration and Liquidity guidelines set forth herein shall be applicable only at time of purchase (i.e., trade date).

Approved Investments may have fixed or floating interest rate provisions. Floating rate notes will reset no less frequently than quarterly.

Lending Agent and/or affiliates of Lending Agent may provide services with respect to Approved Investments, and may receive compensation with respect to these services. The Clients consent to the retention by Lending Agent and/or affiliates of Lending Agent of such compensation.

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A.       APPROVED INVESTMENTS

1.           Instruments

•	Any Government Security.

•	Obligations issued by any Government Sponsored Enterprises (“GSE”) which GSE is included on the Approved List

•	Repurchase transactions (including tri-party repurchase transactions) collateralized at 102% or greater at time of purchase and marked to market on each business day. Collateral will consist of direct obligations of the US Treasury with maturities of five years or less.

•	Obligations issued by the central government of any Organisation for Economic Cooperation and Development (OECD) country and any of their respective agencies, instrumentalities or establishments (“OECD Obligations”).

•	Obligations issued by ‘supranational organizations’.

•	Commercial paper, notes, bonds and other debt obligations (including funding agreements and guaranteed investment contracts), whether or not registered under the Securities Act of 1933, as amended.

•	Certificates of deposit, time deposits and other bank obligations.

•	Asset-backed securities, including asset-backed commercial paper.

Securities not specifically permitted pursuant to this Section A1. are prohibited.

2.         Currency

•	Shall be limited to US dollars.

B.       CREDIT QUALITY

•	All investments must be First Tier Securities.

•	The Lending Agent must make a determination that the investment presents credit risk minimally contemplated and required by these guidelines.

•	The Lending Agent is responsible for monitoring the Collateral Account to:
•	Assess compliance with these guidelines, including, without limitation, the quality and credit risks contemplated by these guidelines.
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•	Evaluate whether after readjustment of interest rates with respect to floating or variable rate securities, those securities will still have market value that approximates amortized cost.
•	When purchasing an unrated security or a security with no short-term rating of an issuer, the Lending Agent must make a determination that the security is of comparable quality to a First Tier Security.
•	The Lending Agent may purchase securities subject to a Guarantee provided that both the issuer and the guarantor are on the Approved List.
•	Repurchase transaction counterparties must have executed a written repurchase agreement with Lending Agent, and will be limited to those counterparties on both the client and Lending Agent approved repo counterparty lists.
•	Repurchase agreement counterparties must be rated at least A2, P2 or F2 by one designated NRSRO.
•	Obligations issued by ‘supranational organizations’ must be rated AAA or equivalent by at least one designated NRSRO.
•	OECD Obligations, bank obligations, commercial paper (including asset-backed commercial paper), notes, bonds and other debt obligations must be rated at least A-1, P-1 or F1 or equivalent by a designated NRSRO. Obligations rated by more than one designated NRSRO must be rated A-1, P-1 or F1 or equivalent by at least two designated NRSROs. Obligations without a short term rating must have a long term rating of at least A, A2 or A or equivalent by a designated NRSRO. Obligations that have a long term rating from more than one designated NRSRO (but no short term rating) must be rated A, A2 or A or equivalent by at least two designated NRSROs. Obligations that are not rated will be Approved Investments if the issuer of the obligation meets the above rating criteria.
•	Asset-backed securities (as defined above) (other than asset-backed commercial paper) (ABS) must be rated AAA, Aaa or AAA by at least one designated NRSRO. Asset-backed securities (other than asset-backed commercial paper) rated by more than one designated NRSRO must be rated AAA, Aaa or AAA by at least two designated NRSROs. Asset-backed securities (other than asset-backed commercial paper) that have only short term ratings must be rated A-1+, P-1 or F1+ by a designated NRSRO. Asset-backed securities (other than asset-backed commercial paper) that have only a short term rating from more than one designated NRSRO must be rated A-1+, P-1 or F1+ by at least two designated NRSROs.

•	Government Securities do not require a rating by a NRSRO.
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C.        CONCENTRATION /DIVERSIFICATION GUIDELINES

•	Excluding Government Securities and repurchase agreements, concentration of any Approved Investment in the Cash Collateral Account will not exceed 5% per issuer.
•	Diversification for ABS will be determined by reference to designation of issuers on the Approved List.
•	The Lending Agent must treat an ABS sponsor as a guarantor, unless a non-reliance determination is made.
•	The Lending Agent must count exposure to affiliated entities within a corporate family as one issuer if the entities are 50% voting control affiliates.
•	Demand features and guarantees are subject to a limit of 10% of assets.
•	A maximum of 25% of the Cash Collateral in the Cash Collateral Account may be invested in repurchase transactions with a single counterparty.
•	Repurchase Agreements must be collateralized fully.

D.       MATURITY GUIDELINES

•	Approved Investments will have a maximum final maturity of 397 days.
•	Floating rate and variable rate securities that must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
•	Repurchase agreements will be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

•	A Government security that is a floating rate security will have a maturity of one day.
•	Repurchase agreements will have a maturity of the shorter of 7 days or the period remaining until the repurchase of the underlying security is scheduled to occur.
•	If maturity is determined based on interest rate resets, the Lending Agent must determine that market value approximates amortized costs for floating or variable rate securities.
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•	The weighted average life of Approved Investments in the Cash Collateral Account based on final maturity shall not exceed 120 days.
•	The weighted average maturity of Approved Investments in the Cash Collateral Account (based upon the shorter of final maturity or days to reset for floating rate obligations) shall not exceed 60 days.

E.       LIQUIDITY GUIDELINES

•	All Approved Investments shall be deemed to be liquid at time of purchase, with the exception of time deposits and repurchase agreements having a final maturity greater than 7 days, which shall be deemed to be illiquid for purposes hereof.

•	“Illiquid securities” shall not exceed 5% of the total amount of Approved Investments in the Cash Collateral Account.

•	No Approved Investment having a final maturity longer than one business day shall be made if, immediately after such investment, the total amount of Approved Investments in the Cash Collateral Account would have less than 10% of total assets maturing in one business day.

•	No Approved Investments other than Weekly Liquid Assets (as defined below) shall be made if, immediately after such investment, the Cash Collateral Account would have less than 30% of total assets invested in Weekly Liquid Assets. Weekly Liquid Assets are defined as cash, direct obligations of the U.S. Government (i.e., bills, bonds and notes), U.S. government agency discount notes with a remaining maturity of 60 days or less, and any other Approved Investments that will mature in, or have an unconditional put option of, five business days or less.

F.       CERTAIN DEFINITIONS

As used in these guidelines:

“Asset backed security” means a fixed income security (other than a Government Security) issued by a Special Purpose Entity (as defined in this paragraph), substantially all of the assets of which consist of Qualifying Assets (as defined in this paragraph). “Special Purpose Entity” means a trust, corporation, partnership or other entity organized for the sole purpose of issuing securities that entitle their holders to receive payments that depend primarily on the cash flow from Qualifying Assets, but does not include a registered investment company. “Qualifying Assets” means financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period, plus any rights or other assets designed to assure the servicing or timely distribution of proceeds to security holders.

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“Collateralized fully” shall mean

(i) The value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price provided in the repurchase agreement;

(ii) The Lending Agent has perfected its security interest in the collateral;

(iii) The collateral is maintained in an account of the Fund with the Lending Agent or a third party that qualifies as a custodian; and

(iv) The collateral consists entirely of;

(A) Cash items; or

(B) Government Securities

“Demand feature” means a feature permitting the holder of a security to sell the security at an exercise price equal to the approximate amortized cost of the security plus accrued interest, if any, at the later of the time of exercise or settlement of the transaction, paid within 397 calendar days of exercise.

“Designated NRSRO” means any one of Standard & Poor, Moody’s Investor Service and Fitch.

“Eligible security” means

(i)      A rated security with a remaining maturity of 397 calendar days or less that has received a rating from the requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or

(ii)     an Unrated security that is of comparable quality to a security meeting the requirements for a rated security in paragraph (i) of this section, as determined by the Fund’s board of directors; provided, however, that: a security that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less and that is an unrated security is not an eligible security if the security has received a long-term rating from any designated NRSRO that is not within the designated NRSRO’s three highest long-term ratings categories (within which there may be sub-categories or gradations indicating relative standing), unless the security has received a long-term rating from the requisite NRSROs in one of the three highest rating categories. (For purposes hereof, any Unrated security (including any Certificates of deposit, time

9

deposits and other bank obligations) issued by an issuer on the Approved List shall be deemed for all purposes to have been determined by the Fund’s board of directors to of comparable quality to a security meeting the requirements for a rated security in paragraph (i) of this section.)

(iii)       In addition, in the case of a security that it subject to a demand feature or guarantee:

(A)       The guarantee has received a rating from a designated NRSRO or the guarantee is issued by a guarantor that has received a rating from a designated NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the guarantee, unless:

(1)       The guarantee is issued by a person that, directly or indirectly, controls, is controlled by or is under common control with the issuer of the security subject to the guarantee (other than a sponsor of a special purpose entity with respect to an asset-backed security);

(2)       The security subject to the guarantee is a repurchase agreement that is collateralized fully; or

(3)       The guarantee is itself a government security; and

(B)       The issuer of the demand feature or guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the demand feature or guarantee is substituted with another demand feature or guarantee (if such substitution is permissible under the terms of the demand feature or guarantee).

“First Tier Security” means any Eligible Security that:

(i) Is a Rated Security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations (within which there may be sub-categories or gradations indicating relative standing);

(ii) Is an Unrated Security (including Certificates of deposit, time deposits and other bank obligations) that is of comparable quality to a security meeting the requirements for a Rated Security in paragraph (i) of this section, as determined by the Fund's board of directors; (For purposes hereof, any Unrated Security issued by an issuer on the Approved List shall be deemed for all purposes to have been determined by the Fund’s board of directors to of comparable quality to a security meeting the requirements for a Rated Security in paragraph (i) of this section.)

(iii) Is a security issued by a registered investment company that is a money market fund; or

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(iv) Is a Government Security

“Government Security” means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing

“Guarantee” (i) means an unconditional obligation of a person other than the issuer of the security to undertake to pay, upon presentment by the holder of the guarantee (if required), the principal amount of the underlying security plus accrued interest when due or upon default, or, in the case of an unconditional demand feature, an obligation that entitles the holder to receive upon the later of exercise or the settlement of the transaction the approximate amortized cost of the underlying security or securities, plus accrued interest, if any. A guarantee includes a letter of credit, financial guaranty (bond) insurance, and an unconditional demand feature (other than an unconditional demand feature provided by the issuer of the security).

(ii)       The sponsor of a special purpose entity with respect to an asset-backed security shall be deemed to have provided a guarantee with respect to the entire principal amount of the asset-backed security for purposes of this section, except with respect to the definition of eligible security.

“Illiquid security” means a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund.

“Rated security” means a security that meets the requirements of paragraphs (i) or (ii) below, in each case subject to paragraph (iii) below of this section:

(i)       The security has received a short-term rating from a designated NRSRO, or has been issued by an issuer that has received a short-term rating from a designated NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security; or

(ii)       The security is subject to a guarantee that has received a short-term rating from a designated NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from a designated NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee; but

(iii)       A security is not a rated security if it is subject to an external credit support agreement (including an arrangement by which the security has become a refunded security) that was not in effect when the security was assigned its rating, unless the security has received a short-term rating

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reflecting the existence of the credit support agreement as provided in paragraph(i) of this section, or the credit support agreement with respect to the security has received a short-term rating as provided in paragraph (ii) of this section.

“Requisite NRSROs” means:

(i) Any two designated NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or

(ii)       If only one designated NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time the fund acquires the security, that designated NRSRO.

“Unrated security” means a security that is not a Rated Security.

Agreed to and Approved by Lending Agent

THE BANK OF NEW YORK MELLON

By:	/s/ David J. DiNardo
Title:	Managing Director, CCO
Date:	December 17, 2015

Agreed to and Approved by the Clients

DELAWARE GROUP ADVISER FUNDS, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP CASH RESERVE, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS I, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS II, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS IV, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS V, on
behalf of its Funds identified on Schedule 1
12

DELAWARE GROUP FOUNDATION FUNDS, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP GOVERNMENT FUND, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP INCOME FUNDS, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP TAX-FREE FUND, on behalf of its Funds identified on Schedule 1

DELAWARE POOLED TRUST, on
behalf of its Funds identified on Schedule 1

DELAWARE VIP TRUST, on
behalf of its Funds identified on Schedule 1

VOYAGEUR MUTUAL FUNDS III, on
behalf of its Funds identified on Schedule 1

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

DELAWARE ENHANCED GLOBAL DIVIDEND & INCOME FUND

By:	/s/ Richard Salus
Title:	Chief Financial Officer

Date:	December 17, 2015
13

SCHEDULE 1

to

AMENDMENT NO 4. TO SECURITIES LENDING AUTHORIZATION AGREEMENT

which Amendment is made and effective as of December __, 2015, by and between THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, (the “Lending Agent”) and the Clients on behalf of their respective Funds.

14

DELAWARE GROUP ADVISER FUNDS, a Delaware statutory trust

SEC Registration No. 811-07972 (1940 Act)

033-67490 (1933 Act)

Registrant CIK# 0000910682

Tax Year End: October 31

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Diversified Income Fund Class A Class C Class R Institutional Class	07/20/2007	246248744 246248595 246248553 246248587	DPDFX DPCFX DPRFX DPFFX	[TIN OMITTED]	S000003911
Delaware U.S. Growth Fund Class A Class C Class R Institutional Class	07/20/2007	245917505 245917703 245917711 245917802	DUGAX DEUCX DEURX DEUIX	[TIN OMITTED]	S000003912
Delaware Global Real Estate Opportunities Fund Class A Class C Class R Institutional Class	09/28/2012	245917653 245917646 245917638 245917620	DGRPX DLPCX DLPRX DGROX	[TIN OMITTED]	S000037873
15

DELAWARE GROUP CASH RESERVE, a Delaware statutory trust

SEC Registration No. 811-02806 (1940 Act)

2-60770 (1933 Act)

Registrant CIK# 230173

Tax Year End: March 31

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Investments Ultrashort Fund Class A Class C Class L Institutional Class	11/19/2015	245910609 245910708 245910807 245910500	DLTAX DLTCX DLTLX DULTX	[TIN OMITTED]	S000003913
16

DELAWARE GROUP EQUITY FUNDS I, a Delaware statutory trust

SEC Registration No. 811-249 (1940 Act)

2-10765 (1933 Act)

Registrant CIK# 027801

Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Mid Cap Value Fund Class A Class C Class R Institutional Class	02/01/2008	246093868 246093850 246093843 246093835	DLMAX DLMCX DLMRX DLMIX	[TIN OMITTED]	S000020812
17

DELAWARE GROUP EQUITY FUNDS II, a Delaware statutory trust

SEC Registration No. 811-750 (1940 Act)

2-13017 (1933 Act)

Registrant CIK# 027574

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Value Fund Class A Class C Class R Institutional Class	07/20/2007	24610C881 24610C865 245907860 24610C857	DDVAX DDVCX DDVRX DDVIX	[TIN OMITTED]	S000002391
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DELAWARE GROUP EQUITY FUNDS IV, a Delaware statutory trust

SEC Registration No. 811-4413 (1940 Act)

033-442 (1933 Act)

Registrant CIK# 778108

Tax Year End: March 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Healthcare Fund Class A Class C Class R Institutional Class	08/15/2007	24610E101 24610E200 24610E309 24610E408	DLHAX N/A N/A DLHIX	[TIN OMITTED]	S000018873
Delaware Smid Cap Growth Fund Class A Class C Class R Institutional Class	7/20/2007	245906102 245906409 245906508 245906201	DFCIX DEEVX DFRIX DFDIX	[TIN OMITTED]	S000003914
19

DELAWARE GROUP EQUITY FUNDS V, a Delaware statutory trust

SEC Registration No. 811-4997 (1940 Act)

33-11419 (1933 Act)

Registrant CIK# 809821

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Dividend Income Fund Class A Class C Class R Institutional Class	07/20/2007	24610B107 24610B305 24610B842 24610B404	DDIAX DDICX DDDRX DDIIX	[TIN OMITTED]	S000002399
Delaware Small Cap Core Fund Class A Class C Class R Institutional Class	07/20/2007	24610B883 24610B867 24610B834 24610B859	DCCAX DCCCX DCCRX DCCIX	[TIN OMITTED]	S000002400
Delaware Small Cap Value Fund Class A Class C Class R Institutional Class	07/20/2007	246097109 246097406 246097505 246097208	DEVLX DEVCX DVLRX DEVIX	[TIN OMITTED]	S000002401
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DELAWARE GROUP FOUNDATION FUNDS, a Delaware statutory trust

SEC Registration No. 811-08457 (1940 Act)

333-38801 (1933 Act)

Registrant CIK# 1048133

Tax Year End: March 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Foundation Growth Allocation Fund Class A Class C Class R Institutional Class	05/22/2008	245918883 245918867 245918826 245918859	DFGAX DFGCX DFGRX DFGIX	[TIN OMITTED]	S000004197
Delaware Foundation Conservative Allocation Fund Class A Class C Class R Institutional Class	05/22/2008	245918107 245918305 245918818 245918404	DFIAX DFICX DFIRX DFIIX	[TIN OMITTED]	S000004198
Delaware Foundation Moderate Allocation Fund Class A Class C Class R Institutional Class	05/22/2008	245918503 245918701 245918834 245918800	DFBAX DFBCX DFBRX DFFIX	[TIN OMITTED]	S000004196
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DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, a Delaware statutory trust

SEC Registration No. 811-6324 (1940 Act)

33-41034 (1933 Act)

Registrant CIK# 875610

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Emerging Markets Fund Class A Class C Institutional Class	07/20/2007	245914841 245914825 245914817	DEMAX DEMCX DEMIX	[TIN OMITTED]	S000003916
Delaware Global Value Fund Class A Class C Institutional Class	07/20/2007	245914718 245914684 245914676	DABAX DABCX DABIX	[TIN OMITTED]	S000003917
Delaware International Value Equity Fund Class A Class C Class R Institutional Class	07/20/2007	245914106 245914858 245914577 245914403	DEGIX DEGCX DIVRX DEQIX	[TIN OMITTED]	S000003918
Delaware Focus Global Growth Fund Class A Class C Class R Institutional Class	11/19/2008	246118541 246118533 246118525 246118517	DGGAX N/A N/A DGGIX	[TIN OMITTED]	S000024716
Delaware Macquarie Asia Select Fund Class A Class C Institutional Class	11/19/2015	24610H401 24610H500 24610H609	DMAAX DMACX DMSIX	[TIN OMITTED]	S000051734
22

DELAWARE GROUP GOVERNMENT FUND, a Delaware statutory trust

SEC Registration No. 811-4304 (1940 Act)

2-97889 (1933 Act)

Registrant CIK# 769220

Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Core Plus Bond Fund Class A Class C Class R Institutional Class	07/20/2007	246094205 246094700 246094809 246094502	DEGGX DUGCX DUGRX DUGIX	[TIN OMITTED]	S000003919
Delaware Emerging Markets Debt Fund Class A Class C Class R Institutional Class		246094841 246094833 246094825 246094817	DEDAX DEDCX DEDRX DEDIX	[TIN OMITTED]	S000041892
23

DELAWARE GROUP INCOME FUNDS, a Delaware statutory trust

SEC Registration No. 811-2071 (1940 Act)

2-37707 (1933 Act)

Registrant CIK# 027825

Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Corporate Bond Fund Class A Class C Class R Institutional Class	07/20/2007	245908785 245908769 245908744 245908751	DGCAX DGCCX DGCRX DGCIX	[TIN OMITTED]	S000003921
Delaware Extended Duration Bond Fund Class A Class C Class R Institutional Class	07/20/2007	245908835 245908819 245908728 245908793	DEEAX DEECX DEERX DEEIX	[TIN OMITTED]	S000003923
Delaware High-Yield Opportunities Fund Class A Class C Class R Institutional Class	07/20/2007	245908876 245908850 245908736 245908843	DHOAX DHOCX DHIRX DHOIX	[TIN OMITTED]	S000003924
Delaware Diversified Floating Rate Fund Class A Class C Class R Institutional Class	10/01/2010	245908660 245908652 245908645 245908637	DDFAX DDFCX DDFFX DDFLX	[TIN OMITTED]	S000028004
24

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, a Delaware statutory trust

SEC Registration No. 811-3363 (1940 Act)

2-75526 (1933 Act)

Registrant CIK# 357059

Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Limited-Term Diversified Income Fund Class A Class C Class R Institutional Class	07/20/2007	245912308 245912704 245912803 245912506	DTRIX DTICX DLTRX DTINX	[TIN OMITTED]	S000002397
25

DELAWARE GROUP TAX-FREE FUND, a Delaware statutory trust

SEC Registration No. 811-3850 (1940 Act)

2-86606 (1933 Act)

Registrant CIK# 728352

Tax Year End: August 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free USA Intermediate Fund Class A Class C Institutional Class	07/20/2007	245909304 245909882 24610H203	DMUSX DUICX DUSIX	[TIN OMITTED]	S000002404
26

DELAWARE POOLED TRUST, a Delaware statutory trust

SEC Registration No. 811-6322 (1940 Act)

33-40991 (1933 Act)

Registrant CIK# 875352

Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
The Large-Cap Growth Equity Portfolio	07/20/2007	246248512	DPLGX	[TIN OMITTED]	S000003930
The Large-Cap Value Equity Portfolio	07/20/2007	246248108	DPDEX	[TIN OMITTED]	S000003931
The Focus Smid-Cap Growth Equity Portfolio	07/20/2007	246248546	DGCTX	[TIN OMITTED]	S000003935
The Real Estate Investment Trust Portfolio Class A Class B Class C Class R Institutional Class	07/20/2007	246248868 246248819 246248793 246248561 246248777	DPREX DPRBX DPRCX DPRRX DPRSX	[TIN OMITTED]	S000003937
The Select 20 Portfolio	07/20/2007	246248645	DPCEX	[TIN OMITTED]	S000003928
The International Equity Portfolio	07/20/2007	246248306	DPIEX	[TIN OMITTED]	S000003944
The Labor Select International Equity Portfolio	07/20/2007	246248876	DELPX	[TIN OMITTED]	S000003929
The Emerging Markets Portfolio	07/20/2007	246248843	DPEMX	[TIN OMITTED]	S000003940
The High-Yield Bond Portfolio	07/20/2007	246248850	DPHYX	[TIN OMITTED]	S000003942
The Core Plus Fixed Income Portfolio	07/20/2007	246248538	DCPFX	[TIN OMITTED]	S000003939
The Emerging Markets Portfolio II	10/01/2010	246248470	DPEGX	[TIN OMITTED]	S000025841

27

DELAWARE VIP TRUST, a Delaware statutory trust

SEC Registration No. 811-5162 (1940 Act)

33-14363 (1933 Act)

Registrant CIK# 814230

Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware VIP Limited-Term Diversified Income Series Standard Class Service Class	07/20/2007	246493563 246493571	N/A	[TIN OMITTED]	S000002479
Delaware VIP Diversified Income Series Standard Class Service Class	07/20/2007	246493548 246493555	N/A	[TIN OMITTED]	S000002481
Delaware VIP Emerging Markets Series Standard Class Service Class	07/20/2007	246493878 246493886	N/A	[TIN OMITTED]	S000002482
Delaware VIP High Yield Series Standard Class Service Class	07/20/2007	246493811 246493829	N/A	[TIN OMITTED]	S000002485
Delaware VIP International Value Equity Series Standard Class Service Class	07/20/2007	246493761 246493779	N/A	[TIN OMITTED]	S000002486
Delaware VIP REIT Series Standard Class Service Class	07/20/2007	246493720 246493738	N/A	[TIN OMITTED]	S000002473
Delaware VIP Small Cap Value Series Standard Class Service Class	07/20/2007	246493670 246493688	N/A	[TIN OMITTED]	S000002475
28

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware VIP U.S. Growth Series Standard Class Service Class	07/20/2007	246493589 246493597	N/A	[TIN OMITTED]	S000002477
Delaware VIP Value Series Standard Class Service Class	07/20/2007	246493746 246493753	N/A	[TIN OMITTED]	S000002478
Delaware VIP Smid Cap Growth Series Standard Class Service Class	7/20/2007	246493837 246493845	N/A	[TIN OMITTED]	S000002484
29

VOYAGEUR MUTUAL FUNDS III, a Delaware statutory trust

SEC Registration No. 811-4547 (1940 Act)

2-95928 (1933 Act)

Registrant CIK# 763749

Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Select Growth Fund Class A Class C Class R Institutional Class	07/20/2007	928931104 928931203 928931740 928931757	DVEAX DVECX DFSRX VAGGX	[TIN OMITTED]	S000003946

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC., a Maryland corporation

SEC Registration No. 811-7460 (1940 Act)

33-57808 (1933 Act)

Registrant CIK# 896923

Tax Year End: November 30

CUSIP: 245915103

Tax ID#: [TIN OMITTED]

DELAWARE INVESTMENTS ENHANCED GLOBAL DIVIDEND AND INCOME FUND, a Delaware statutory trust

SEC Registration No. 811-22050 (1940 Act)

333-142103 (1933 Act)

Registrant CIK# 1396167

Tax Year End: November 30

CUSIP: 246060107

Tax ID#: [TIN OMITTED]

30